SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 22, 2004

Date of Report (Date of earliest event reported)

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Amgen Inc. One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

On January 22, 2004, Amgen Inc. (the “Company”) issued a press release announcing its results of operations and financial condition for the three and twelve months ended December 31, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-GAAP financial measures with respect to the three and twelve months ended December 31, 2003 and December 31, 2002, as defined in Regulation G promulgated by the Securities and Exchange Commission. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Three and twelve months ended December 31, 2003

For the three and twelve months ended December 31, 2003, the Company’s adjustments to GAAP financial measures relate to amounts associated with the Company’s acquisition of Immunex Corporation (“Immunex”) in July 2002 (the “Acquisition”).

For the twelve months ended December 31, 2003, the Company’s adjustments to GAAP financial measures also relate to amounts associated with the Company’s share of the loss incurred relating to the settlement of a patent litigation between the Company and Genentech, Inc. (the “Genentech Settlement”), the recovery of certain cost and expenses associated with the Company’s arbitration with Johnson & Johnson for breach of the license agreement with the Company (the “Cost Recovery”) and a cash contribution to the Amgen Foundation (the “2003 Foundation Contribution”).

For the three and twelve months ended December 31, 2003, the Company reported non-GAAP financial results for the following operating expenses: cost of sales, research and development, and selling, general and administrative, which were each adjusted to exclude incremental compensation payable to certain Immunex employees for a limited period, principally under the Immunex short-term retention plan for the applicable period. The Company believes that excluding such incremental compensation provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred.

For the three months ended December 31, 2003, the Company reported non-GAAP adjusted net income and adjusted earnings per share, excluding the foregoing operating expense amounts for the reasons discussed above, as well as excluding ongoing, non-cash amortization of acquired intangible assets. The Company believes that excluding the ongoing, non-cash amortization of intangible assets acquired in the Acquisition (primarily ENBREL®) treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the twelve months ended December 31, 2003, the Company also reported non-GAAP adjusted net income and adjusted earnings per share that exclude all of the items identified above as being excluded in the three months ended December 31, 2003 for the reasons discussed above. For the twelve months ended December 31, 2003, the non-GAAP financial results the Company reported for adjusted net income and adjusted earnings per share also exclude the Genentech Settlement, the Cost Recovery and the 2003 Foundation Contribution. The Company believes that excluding the Genentech Settlement, the Cost Recovery and the 2003 Foundation Contribution provides a supplemental measure that will facilitate comparisons between periods in which such items did not occur.

Three and twelve months ended December 31, 2002

For the three and twelve months ended December 31, 2002, the Company’s adjustments to GAAP financial measures relate to the amounts associated with the Acquisition, the benefit related to the recovery of certain amounts previously provided for in connection with terminating collaboration agreements with various third parties (the “Termination Benefit”), the benefit associated with a legal award related to an arbitration proceeding with Johnson & Johnson (the “Legal Award”) and a cash contribution to the Amgen Foundation (the “2002 Foundation Contribution”).

For the three months ended December 31, 2002, the Company reported non-GAAP financial results for the following operating expenses: cost of sales, research and development, and selling, general and administrative, which were each adjusted to exclude incremental compensation payable to certain Immunex employees for a limited period, principally under the Immunex short-term retention plan for the applicable period. Cost of sales was further adjusted to exclude the non-cash expense related to valuing the inventory acquired from Immunex at fair value (the “Fair Value Inventory Expense”). The Company believes that excluding such incremental compensation and the Fair Value Inventory Expense provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses and costs are incurred.

For the twelve months ended December 31, 2002, the Company also reported non-GAAP financial results for the following operating expenses: cost of sales, research and development, and selling, general and administrative that exclude all of the items identified above as being excluded in the three months ended December 31, 2002 for the reasons discussed above. For the twelve months ended December 31, 2002, the non-GAAP financial results the Company reported for selling, general and administrative expense also exclude external, incremental consulting and systems integration costs directly associated with integration of Immunex in connection with the Acquisition (the “Integration Costs”). The Company believes that excluding the Integration Costs provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses and costs are incurred.

For the three months ended December 31, 2002, the Company also reported non-GAAP adjusted net income and adjusted earnings per share, excluding the operating expense amounts described above for such three month period for the reasons discussed above, as well as excluding the ongoing, non-cash amortization of intangible assets, the Termination Benefit, the Legal Award and the 2002 Foundation Contribution. The Company believes that excluding the ongoing, non-cash amortization of intangible assets acquired in the Acquisition (primarily ENBREL ® ) treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the Termination Benefit, the Legal Award and the 2002 Foundation Contribution provides a supplemental measure that will facilitate comparisons between periods in which such items did not occur.

For the twelve months ended December 31, 2002, the Company also reported non-GAAP adjusted net income and adjusted earnings per share that exclude all of the items identified above as being excluded in the three months ended December 31, 2002 for the reasons discussed above and, as discussed above, excluding Integration Costs from selling, general and administrative expense. For the twelve months ended December 31, 2002, the non-GAAP financial results the Company reported for adjusted net income and adjusted earnings per share also exclude the non-cash expense associated with writing off the acquired in-process research and development related to the Acquisition (the “IPR&D Write-off”). The Company believes that excluding the IPR&D Write-Off provides a supplemental measure that will facilitate comparisons between periods in which such items did not occur.

For the twelve months ended December 31, 2002, the Company also disclosed a non-GAAP sales amount for Enbrel® by including Immunex Corporation’s 2002 sales of Enbrel® prior to the Acquisition by the Company. The Company believes that including the 2002 Immunex Corporation sales for Enbel® together with the Company’s 2002 Enbrel® sales facilitates comparisons of the full year levels and growth in Enbrel® sales.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: January 29, 2004	By:	/s/ Richard Nanula
	Name:	Richard Nanula
	Title:	Executive Vice President, Finance, Strategy and
Communications, and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press release dated January 22, 2004

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